UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 20, 2025

Date of Report (Date of earliest event reported)

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11846 (Commission File Number)	36-3853103 (IRS Employer Identification No.)

265 Exchange Drive, Suite 301, Crystal Lake, Illinois 60014

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (815) 477-0424

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ATR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Issuance of 4.750% Senior Notes due 2031

On November 20, 2025, AptarGroup, Inc. (the “Company”) completed an underwritten public offering (the “Offering”) of $600 million aggregate principal amount of its 4.750% Senior Notes due 2031 (the “Notes”). The offering of the Notes was made pursuant to the Company’s effective shelf registration statement on Form S-3ASR (File No. 333-276977) and a related prospectus supplement dated November 17, 2025. The Notes were issued under an Indenture, dated as of March 7, 2022 (the “Base Indenture”), as amended and supplemented by a Second Supplemental Indenture, dated as of November 20, 2025 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank Trust Company, National Association, as trustee.

The Notes mature on March 30, 2031 and bear interest at the rate of 4.750% per annum, payable semi-annually in arrears on March 30 and September 30 of each year, beginning March 30, 2026. The Notes are unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other existing and future senior unsecured indebtedness.

Prior to February 28, 2031 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a “make-whole” redemption price, plus accrued and unpaid interest thereon to, but not including, the redemption date. On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

Upon the occurrence of a “Change of Control Repurchase Event” (as defined in the Second Supplemental Indenture), unless the Company has exercised its right to redeem the Notes, the holders of the Notes may require the Company to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of their Notes, plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the repurchase date.

The Indenture contains certain covenants that limit the ability of the Company and its restricted subsidiaries to, among other things, incur certain liens securing indebtedness, enter into certain sale and lease-back transactions and enter into certain consolidations or mergers or sales, assignments, transfers, leases, conveyances or other dispositions of all or substantially all of the Company’s assets. The Indenture also provides for customary events of default (subject in certain cases to customary grace periods), which include nonpayment, breach of covenants in the Indenture, a cross-default under certain other indebtedness, and certain events of bankruptcy, insolvency and reorganization. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal amount of all the outstanding Notes to be due and payable immediately, except that if an event of default arising from certain events of bankruptcy, insolvency or reorganization occurs, the principal amount of all the outstanding Notes will become due and payable without any further action or notice.

The foregoing description of the Indenture, the Second Supplemental Indenture and the Notes is qualified in its entirety by reference to the complete terms and conditions of the Indenture, the Second Supplemental Indenture and the form of Note, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Offering, on November 17, 2025, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, PNC Capital Markets LLC, SG Americas Securities, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 to the Underwriting Agreement (collectively, the “Underwriters”), with respect to the offer and sale of the Notes. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. The Underwriting Agreement also provides for customary indemnification by each of the Company and the Underwriters (in the case of the Underwriters, severally and not jointly) against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated November 17, 2025, among AptarGroup, Inc. and J.P. Morgan Securities LLC, PNC Capital Markets LLC, SG Americas Securities, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Indenture, dated as of March 7, 2022, between AptarGroup, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of AptarGroup, Inc. filed on March 7, 2022)

4.2	Second Supplemental Indenture, dated as of November 20, 2025, between AptarGroup, Inc. and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 4.750% Senior Notes due 2031 (included as Exhibit A to the Second Supplemental Indenture filed herewith as Exhibit 4.2)

5.1	Opinion of Sidley Austin LLP dated November 20, 2025

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTARGROUP, INC.

	By:	/s/ Vanessa Kanu
Vanessa Kanu
Executive Vice President and Chief Financial Officer

Date: November 20, 2025